                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                                Orthovita, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

                                 ORTHOVITA, INC.

                             45 GREAT VALLEY PARKWAY
                           MALVERN, PENNSYLVANIA 19355

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                             Thursday, June 12, 2003

DEAR ORTHOVITA, INC. SHAREHOLDERS:

On Thursday, June 12, 2003, ORTHOVITA, INC. will hold its Annual Meeting of Shareholders at our offices, 45 Great Valley Parkway, Malvern, Pennsylvania, 19355, USA. The meeting will begin at 10:00 a.m., local time.

Holders of Orthovita's stock of record at the close of business on April 9, 2003 are entitled to receive this notice and to vote at the meeting and any adjournment. The meeting is being held for the following purposes:

1. To elect a Board of Directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;
2. To approve an amendment to the 1997 Equity Compensation Plan to increase the number of shares of Orthovita's Common Stock available for issuance pursuant to grants thereunder from 3,850,000 to 4,850,000;
3. To approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Orthovita's Common Stock from 50,000,000 to 100,000,000; and
4.   To attend to other business properly brought before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE THREE PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

A list of our shareholders allowed to vote at the meeting will be available for inspection by any shareholder at our offices, during normal business hours, for the ten business days prior to the Annual Meeting.

                                             By Order of the Board of Directors,

                                             JOSEPH M. PAIVA
                                             Corporate Secretary

Malvern, Pennsylvania, USA
April 30, 2003

 YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
               CARD IN THE ENCLOSED ENVELOPE OR VIA THE INTERNET.

                                 ORTHOVITA, INC.

                             45 GREAT VALLEY PARKWAY

                           MALVERN, PENNSYLVANIA 19355

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

1. Q: WHO IS SOLICITING MY VOTE?
   A: This proxy solicitation is being made on behalf of the Board of Directors of Orthovita, Inc. for use at the 2003 Annual Meeting of Shareholders. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and Orthovita will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to ensure sufficient representation at the meeting, we may request, in person, by telephone or telecopy, the return of proxy cards. This solicitation may be made by our directors, officers or regular employees. We may also employ an outside firm to assist in the solicitation of proxies at our expense. Orthovita will pay the cost of solicitation of proxies.

2. Q: WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?
   A: This proxy statement and accompanying form of proxy were first mailed to shareholders on or about April 30, 2003.

3. Q: WHAT MAY I VOTE ON?
   A: (1) The election of nominees to serve on our Board of Directors;
      (2) The amendment to the 1997 Equity Compensation Plan to increase the number of shares of Orthovita's Common Stock available for issuance pursuant to grants there under from 3,850,000 to 4,850,000; and
      (3) The amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Orthovita's Common Stock from 50,000,000 to 100,000,000.

4. Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
   A: The Board recommends a vote FOR each of the nominees, and the Board recommends a vote FOR the amendment to the 1997 Equity Compensation Plan and FOR the amendment to the Amended and Restated Articles of Incorporation.

5. Q: WHO IS ENTITLED TO VOTE?
   A: Only stockholders of record on April 9, 2003 will be entitled to notice, and to vote at, the Annual Meeting or any adjournment thereof.

6. Q: HOW DO I VOTE?
   A: There are two ways to vote - by mail OR online via the Internet.
   (1) To vote by mail, sign and date each proxy card you receive and return it in the prepaid envelope.
   (2) To vote online via the Internet, follow the "online voting" instructions on the proxy card. The proxy card has your unique and confidential login number and password. You will access our Transfer Agent's web site directly to vote the shares. Do not destroy your login number and password, since it will be needed if you choose to revoke your vote at a later time (see (d) below).

      You have the right to revoke your proxy, whether voted by mail or via the Internet, at any time before the meeting by:
      (a) notifying the Corporate Secretary, Joseph M. Paiva, at the address shown on the Notice of the Annual Meeting;
      (b) voting in person;
      (c) returning a later dated proxy card, OR;
      (d) voting via the Internet at a later date.

    Proxies that are voted in accordance with these instructions and are received by Orthovita by no later than the business day preceding the meeting will be voted in accordance with the instructions contained thereon. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals.

7.  Q: WHO WILL COUNT THE VOTES?
    A: Representatives of our Transfer Agent, StockTrans, will count the votes.

8.  Q: IS MY VOTE CONFIDENTIAL?
    A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Transfer Agent, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit the Transfer Agent to tabulate and certify the vote; and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

9.  Q: HOW MANY SHARES CAN VOTE?
    A: The holder of each outstanding share of Common Stock on the record date is entitled to one vote on each matter to be considered; and the holder of each outstanding share of Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock ("Series A Preferred Stock") on the record date is entitled, as to each matter to be considered, to that number of votes as is equal to the number of full shares of Common Stock into which shares of Series A Preferred Stock held by such holder are convertible in the aggregate on the record date (calculated by rounding any fractional share to the nearest whole number, with one-half or above being rounded upward and below one-half being rounded downward), subject to a 4.95% beneficial ownership cap applicable to holders of Series A Preferred Stock other than OrbiMed Associates, LLC, PW Juniper Crossover Fund, L.L.C. and Caduceus Private Investments, LP. However, with respect to the separate class vote of the Series A Preferred holders for the proposal to amend the Amended and Restated Articles of Incorporation, the holder of each outstanding share of Series A Preferred Stock on the record date is entitled to one vote. As of the record date of the Annual Meeting, each share of Series A Preferred Stock was convertible into 5,862 shares of Common Stock, and Orthovita had outstanding 20,835,947 shares of Common Stock and 1,815 shares of Series A Preferred Stock.

10. Q: WHAT IS A "QUORUM"?
    A: The presence at the Annual Meeting, by person or by proxy, of shareholders representing a majority of the votes represented by the Common Stock and the Series A Preferred Stock and entitled to be cast is necessary to constitute a quorum for the transaction of business. There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. A WITHHELD vote will also be counted for quorum purposes.

11. Q: WHAT ARE THE VOTING REQUIREMENTS TO APPROVE A PROPOSAL?
    A: Other than with respect to the proposal to amend the Amended and Restated Articles of Incorporation, the holders of the Common Stock and the Series A Preferred Stock vote together, and not as separate classes, on all matters to be submitted to shareholders at the Annual Meeting. The proposal to amend the Amended and Restated Articles of Incorporation is subject to two votes:
    (i) the holders of the Series A Preferred Stock are entitled to a separate class vote, and (ii) the holders of the Common Stock and the Series A Preferred Stock vote together as a class. Assuming a quorum is present, nominees for directors must receive a plurality of the votes cast to be elected. The proposal to amend the 1997 Equity Compensation Plan must receive more than 50% of the votes cast to be approved. In order to be approved, the proposal to amend the Amended and Restated Articles of Incorporation must receive both (i) the consent of the holders of at least a majority of the shares of Series A Preferred Stock at the time outstanding, and (ii) more than 50% of the votes cast by holders of the Common Stock and the Series A Preferred Stock voting together as a class. You may abstain from voting on the proposal to amend the 1997 Equity Compensation Plan and on the proposal to amend the Amended and Restated Articles of Incorporation, or withhold votes with regard to the election of directors. Neither abstentions nor withheld votes will be taken into account in determining the outcome of the vote other than with respect to the separate class vote of the Series A Preferred holders for the proposal to amend the Amended and Restated Articles of Incorporation, but both abstentions and withheld votes will be counted for the purposes of determining a quorum. Abstentions will count as negative votes with respect to the separate class vote of the Series A Preferred holders for the proposal to amend the Amended and Restated Articles of Incorporation.

12. Q: WHAT ARE BROKER NON-VOTES?
    A: A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Non-votes have no effect on the election of directors or the approval of the amendment to the 1997 Equity Compensation Plan. Non-votes will have the effect of negative votes with respect to the separate class vote of the Series A Preferred holders for the proposal to amend the Amended and Restated Articles of Incorporation, but will have no effect on the vote of holders of Common Stock and Series A Preferred Stock, voting together as a single class, on the proposal to amend the Amended and Restated Articles of Incorporation.

13. Q: WHO CAN ATTEND THE ANNUAL MEETING?
    A: All shareholders of record on April 9, 2003 may attend.

14. Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
    A: We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Joseph M. Paiva, our Chief Financial Officer and Secretary, to vote on such matters at his discretion.

15. Q: WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
    A: See "SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" beginning on page 5 of this proxy for the largest principal shareholders as of April 9, 2003.

16. Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?
    A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Joseph M. Paiva, Secretary, Orthovita, Inc., 45 Great Valley Parkway, Malvern, Pennsylvania 19355 prior to January 2, 2004.

    If a shareholder notifies us after March 16, 2004 of the intent to present a proposal at our 2004 Annual Meeting of Shareholders, we may use our discretionary voting authority with respect to such proposal, if presented at the meeting, without including the information regarding such proposal in our proxy statement.

17. Q: CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?
    A: As a shareholder, you may recommend any person as a nominee for director by writing to the Nominating Committee of the Board of Directors, c/o Orthovita, Inc., 45 Great Valley Parkway, Malvern, PA 19355. Recommendations must be received between February 14, 2004 and March 14, 2004, for the 2004 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of the stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Common Stock

     The following table sets forth certain information known to Orthovita regarding the beneficial ownership of the Common Stock as of April 9, 2003 by (1) all beneficial owners of 5% or more of the Common Stock (including Series A Preferred Stock convertible into Common Stock); (2) each director and nominee for election as director; (3) each executive officer named in the Summary Compensation Table included elsewhere herein and employed by Orthovita as of April 9, 2003; and (4) all executive officers, directors and nominees of Orthovita as a group. The number of shares beneficially owned by each person is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

--------------------------------------------------------------------------------------------------------------------------------

                                                Total Number      Shares Issuable
                                                ------------      ---------------
                                                 of Shares       upon Conversion of     Shares Issuable upon       Ownership
                                                 ---------       ------------------     --------------------       ---------
Name and Address                                Beneficially     Series A Preferred    Exercise of Options or      Percent of
----------------                                -------------    -----------------     ----------------------      ----------
                                                 Owned /(1)/         Stock /(2)/           Warrants /(3)/          Total /(4)/
                                                 -----               -----                 --------                -----
--------------------------------------------------------------------------------------------------------------------------------
Five Percent (5%) Shareholders:
-------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Caduceus Private Investments, L.P. /(5)/
  c/o OrbiMed Advisors, LLC                      6,947,411           3,927,315               2,945,486              25.1%
  767 Third Avenue, 30/th/ floor
  New York, NY 10017

--------------------------------------------------------------------------------------------------------------------------------
DMG Advisors LLC /(6)/
  53 Forest Avenue, Second Floor                 1,547,764                  (6)                     (6)              7.7% /(6)/
  Old Greenwich, Connecticut 06870

--------------------------------------------------------------------------------------------------------------------------------
Hambrecht & Quist Capital Management
  LLC /(7)/                                      1,700,000                  --                      --               8.2%
  30 Rowes Wharf, 4/th/ floor
  Boston, MA 02110-3328

--------------------------------------------------------------------------------------------------------------------------------
Samuel D. Isaly
OrbiMed Advisors Inc.                           10,369,272           5,861,664               4,396,249              33.3%
OrbiMed Advisors LLC
OrbiMed Capital LLC
  c/o OrbiMed Advisors, LLC
  767 Third Avenue, 30/th/ floor
  New York, NY 10017
PW Juniper Management, L.L.C.
PW Fund Advisor, L.L.C.
PW Alternative Asset Management, Inc. /(5)/
  1285 Avenue of the Americas
  New York, NY 10019

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                Total Number      Shares Issuable
                                                ------------      ---------------
                                                 of Shares       upon Conversion of     Shares Issuable upon       Ownership
                                                 ---------       ------------------     --------------------       ---------
Name and Address                                Beneficially     Series A Preferred    Exercise of Options or      Percent of
----------------                                -------------    -----------------     ----------------------      ----------
                                                 Owned /(1)/         Stock /(2)/           Warrants /(3)/          Total /(4)/
                                                 -----               -----                 --------                -----
--------------------------------------------------------------------------------------------------------------------------------
PW Juniper Crossover Fund,
  L.L.C. /(5)/
  c/o OrbiMed Advisors Inc.                      3,276,691           1,852,286               1,389,215                13.7%
  767 Third Avenue, 30th Floor
  New York, NY 10017

--------------------------------------------------------------------------------------------------------------------------------
Paul Capital Royalty Acquisition Fund, L.P.
  99 Park Avenue, 8/th/ floor                    1,721,763                  --                      --                 8.3%
  New York, NY 10016

--------------------------------------------------------------------------------------------------------------------------------
The Rennes Fondation
  Aeulestrasee 38                                2,112,874                  --                      --                10.1%
  FL-9490 Vaduz
  Principality of Liechtenstein

--------------------------------------------------------------------------------------------------------------------------------

Directors and Named Executive Officers:
---------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morris Cheston, Jr.                                 25,155                  --                  18,750                   *
--------------------------------------------------------------------------------------------------------------------------------
Paul Ducheyne, Ph.D.                               467,859 /(8)/            --                   2,500                 2.2%
--------------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.                                202,000                  --                 202,000                   *
--------------------------------------------------------------------------------------------------------------------------------
David Fitzgerald                                    20,000                  --                  20,000                   *
--------------------------------------------------------------------------------------------------------------------------------
David S. Joseph /(9)/                              717,492                  --                   2,500                 3.4%
--------------------------------------------------------------------------------------------------------------------------------
Antony Koblish                                      94,300                  --                  92,000                   *
--------------------------------------------------------------------------------------------------------------------------------
Robert M. Levande                                   34,155                  --                  28,750 /(10)/            *
--------------------------------------------------------------------------------------------------------------------------------
David J. McIlhenny                                  50,250                  --                  50,250                   *
--------------------------------------------------------------------------------------------------------------------------------
Mary Paetzold                                       20,000                  --                  20,000                   *
--------------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva                                    103,875                  --                 101,875                   *
--------------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock                                   259,500                  --                 210,000                 1.2%
--------------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire                                  70,750                  --                  65,250                   *
--------------------------------------------------------------------------------------------------------------------------------
Jonathan Silverstein /(11)/                         15,000                 (11)                 15,000                   *
--------------------------------------------------------------------------------------------------------------------------------
Directors and executive  officers as a group
(13 persons)                                     2,080,336                  --                 828,875                 9.6%
--------------------------------------------------------------------------------------------------------------------------------

-----------------------
     *  Less than 1%

(1) This table is based on information supplied by officers, directors and principal shareholders of Orthovita and on any Schedules 13D or 13G filed with the SEC. On that basis, Orthovita believes that each of the shareholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned except as otherwise indicated in the footnotes to this table. The total number of shares beneficially owned includes shares of outstanding Common Stock, shares of Common Stock issuable upon the conversion of Series A Preferred Stock, and shares of Common Stock issuable upon the exercise of stock options or warrants.

(2) Shares of Common Stock that can be acquired upon the conversion of the Series A Preferred Stock within sixty days of April 9, 2003.
(3) Shares of Common Stock that can be acquired upon the exercise of stock options or warrants exercisable currently or within sixty days of April 9, 2003.
(4) Applicable percentages are based on 20,835,947 shares of Common Stock outstanding on April 9, 2003.
(5) Based solely on information contained in the Amendment to Schedule 13D dated as of October 21, 2002 filed with the SEC by Samuel D. Isaly, OrbiMed Advisors Inc., OrbiMed Advisors LLC, OrbiMed Capital LLC, PW Juniper Management, L.L.C., PW Fund Advisor, L.L.C. and PW Alternative Asset Management, Inc.: (i) OrbiMed Advisors LLC is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that acts as managing member of OrbiMed Associates LLC ("Associates") pursuant to the terms of its limited liability company agreement; (ii) OrbiMed Advisors Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that, through a joint venture with PW Fund Advisor, L.L.C. entitled PW Juniper Management, L.L.C., acts as an investment manager of PW Juniper Crossover Fund, L.L.C., a registered investment company ("Juniper"), pursuant to the terms of the PW Juniper Crossover Fund, L.L.C. investment advisory agreement; (iii) OrbiMed Capital LLC is a limited liability company that acts as general partner to Caduceus Private Investments, LP, a private equity fund ("Caduceus"), pursuant to the terms of its limited partnership agreement; (iv) PW Fund Advisor, L.L.C. is a limited liability company that serves as the managing member of PW Juniper Management, L.L.C.; and (v) PW Alternative Asset Management, Inc. is the sole member of PW Fund Advisor, L.L.C. and is a wholly-owned subsidiary of PaineWebber Capital Inc. Pursuant to these agreements and relationships, OrbiMed Advisors LLC, OrbiMed Advisors Inc. and OrbiMed Capital LLC have discretionary investment management authority with respect to the assets of Associates, Juniper and Caduceus. Such authority includes the power to vote and otherwise dispose of securities purchased by Associates, Juniper and Caduceus. Mr. Isaly, a natural person, owns all of the outstanding stock of, and controls the management and operation of OrbiMed Advisors Inc. Mr. Isaly also owns a controlling interest in OrbiMed Advisors LLC and OrbiMed Capital LLC. PW Fund Advisor, L.L.C., PW Juniper Management, L.L.C. and PW Alternative Asset Management, Inc. disclaim beneficial ownership of all shares of Orthovita that are not held by Juniper.
(6) Based solely on information contained in Amendment No. 1 to Schedule 13G dated as of February 14, 2003 (the "DMG Amendment") filed by DMG Advisors, LLC ("DMG"). DMG indicated in the DMG Amendment that it shares power to vote and dispose of 1,547,764 shares. DMG did not disclose in the DMG Amendment the allocation of the number of these shares that are outstanding or issuable upon the conversion of Series A Preferred Stock or warrants.
(7) Based solely on information contained in the Amendment to Schedule 13G dated as of January 22, 2003 filed with the SEC by Hambrecht & Quist Capital Management LLC ("HQCM") with the SEC (the "HQCM Amendment"), HQCM disclaims any beneficial interest in the 1,020,000 shares of Orthovita common stock held by H&Q Healthcare Investors, a registered investment company, and the 680,000 shares of Orthovita common stock held by H&Q Life Science Investors. Moreover, as stated in the HQCM Amendment, HQCM is of the view that the client accounts that it manages are not acting as a "group" for purposes of Section 13(d) under the Securities and Exchange Act of 1934 (the "1934 Act") and that it and such clients are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" under Rule 13d-3 promulgated under the 1934 Act. Therefore, as stated in the HQCM Amendment, HQCM is of the view that the shares held in such accounts should not be aggregated for purposes of
     Section 13(d). However, HQCM stated in the HQCM Amendment that it made the filing on a voluntary basis as if all the shares were beneficially owned by HQCM on a joint basis. Of the 1,700,000 shares of Common Stock, H&Q Healthcare Investors holds 1,020,000 shares and H&Q Life Sciences holds 680,000 shares.

(8) As of April 9, 2003, Dr. Ducheyne serves as a director; however, he will not stand for re-election at the 2003 Annual Meeting of Shareholders. Does not include 712,647 shares held in trust for the benefit of Dr. Ducheyne's children, of which 63,573 shares are obtainable upon the exercise of warrants granted to certain shareholders. Dr. Ducheyne disclaims beneficial ownership of the shares held in the foregoing trusts.
(9) As of April 9, 2003, Mr. Joseph serves as a director; however, he will not stand for re-election at the 2003 Annual Meeting of Shareholders.
(10) Includes options to purchase 18,750 shares of Common Stock owned by Mr. Levande. Also includes options to purchase 10,000 shares of Common Stock owned by Palantir Group, Inc. Mr. Levande is the President of Palantir Group, Inc.
(11) Mr. Silverstein is employed by an affiliate of OrbiMed Associates LLC, PW Juniper Crossover Fund, L.L.C. and Caduceus Private Investments, LP, which collectively beneficially own 33.3% of our outstanding Common Stock as of April 9, 2003. Mr. Silverstein disclaims beneficial ownership of the referenced securities.

Preferred Stock

     The following table sets forth certain information known to Orthovita regarding the beneficial ownership of the Series A Preferred Stock as of April 9, 2003 by all beneficial owners of 5% or more of the Series A Preferred Stock. As of April 9, 2003, none of the following persons beneficial owns any shares of Series A Preferred Stock: (1) any director and nominee for election as director; or (2) any executive officer named in the Summary Compensation Table included elsewhere herein and employed by Orthovita as of April 9, 2003. One of our directors, Mr. Silverstein, is employed by an affiliate of Caduceus Private Investments, LP and PW Juniper Crossover Fund, L.L.C., which collectively beneficially own 33.3% of our outstanding Common Stock as of April 9, 2003. Mr. Silverstein disclaims beneficial ownership of the referenced securities. The number of shares beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.

----------------------------------------------------------------------------------------------

                                                        Number
                                                        ------
                                                      of Shares
                                                      ---------
                                                     Beneficially       Ownership Percent of
                                                     ------------       --------------------
Name and Address                                         Owned                Total /(1)/
----------------                                         -----                -----
----------------------------------------------------------------------------------------------
Five Percent (5%) Shareholders:
-------------------------------
----------------------------------------------------------------------------------------------
Caduceus Private Investments, L.P.                        670                 36.9%
   c/o OrbiMed Advisors, LLC
   767 Third Avenue, 30/th/ floor
   New York, NY 10017

----------------------------------------------------------------------------------------------
DMG Legacy Institutional Fund LLC                         150                  8.3%
   c/o DMG Advisors LLC
   53 Forest Avenue, Second Floor
   Old Greenwich, Connecticut 06870
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                                  Number
                                                  ------
                                                 of Shares
                                                 ---------
                                                Beneficially       Ownership Percent of
                                                ------------       --------------------
Name and Address                                   Owned                Total /(1)/
----------------                                    ----                -----------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
DMG Legacy International Fund LLC                    173                    9.5%
  c/o DMG Advisors LLC
  53 Forest Avenue, Second Floor
  Old Greenwich, Connecticut 06870
-----------------------------------------------------------------------------------------
PW Juniper Crossover Fund, L.L.C.                    316                   17.4%
  c/o OrbiMed Advisors Inc.
  767 Third Avenue, 30th Floor
  New York, NY 10017
-----------------------------------------------------------------------------------------
SDS Merchant Fund L.P.                               350                   19.3%
  53 Forest Avenue, Second Floor
  Old Greenwich, Connecticut 06870
-----------------------------------------------------------------------------------------

(1) Applicable percentages are based on 1,815 shares of Series A Preferred Stock outstanding on April 9, 2003.

                              ELECTION OF DIRECTORS

There are currently eight members of the Board of Directors and we are seeking election for six members. Of the eight current members, Dr. Paul Ducheyne, PhD. and Mr. David S. Joseph will not stand for re-election. Immediately prior to the Annual Meeting, the size of the Board of Directors will be decreased to six members. All directors are elected annually and serve a one-year term until the next Annual Meeting of Shareholders or until a respective successor is duly elected and qualified, or until the earliest of his or her death, retirement or resignation.

Pursuant to the terms of our Bylaws, so long as holders of Series A Preferred Stock collectively hold 375 shares of Series A Preferred Stock, they are entitled to nominate a director of Orthovita who may be an employee of or affiliated with OrbiMed and, so long as holders of Series A Preferred Stock collectively hold 1,125 shares of Series A Preferred Stock, they are entitled to approve the nomination of up to two additional independent directors who are not affiliated with the holders of the Series A Preferred Stock. In accordance with the Bylaws, holders of Series A Preferred Stock have nominated Jonathan Silverstein to serve as a director, and have approved the nomination of David Fitzgerald and Mary Paetzold.

The Board of Directors believes that the nominees will be able to serve as directors, if elected. If any nominee is unable to stand for re-election, proxies will be voted for the election of such other person as the Board of Directors may recommend, unless the Board reduces the number of directors.

Set forth below is certain information concerning the nominees for election as directors:

NOMINEES FOR THE BOARD OF DIRECTORS

------------------------------------------------------------------------------------------------------------------------
Name and Length of
Service as Director     Age                Principal Occupation and Certain Directorships
------------------      ---                ----------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Morris Cheston, Jr.     65   Mr. Cheston has been a partner in the law firm of Ballard Spahr Andrews & Ingersoll, LLP
Director since 2001          since 1971. His practice focuses on securities, mergers and  acquisitions and technology transfer, principally in the biotechnology industry. Mr. Cheston is active in numerous civic and charitable organizations and currently serves as the Chairman of the Board of
                             Managers of Pennsylvania Hospital, a Trustee of Penn Medicine and a Member of the Executive
                             Committee of Penn Medicine.  Mr. Cheston received a Bachelor of Arts degree from Princeton
                             University and a Juris Doctor degree from Harvard Law School.

------------------------------------------------------------------------------------------------------------------------
David Fitzgerald        69   Mr. Fitzgerald has been involved in a number of start-up and development stage companies,
Director since               serving as a consultant, Chief Executive Officer and director. He is currently a Director
December 2002                at LifeCell Corporation (Nasdaq: LIFC), a tissue implant company, and Arthrocare, Corp.
                             (Nasdaq: ARTC), a developer of a technology platform for soft tissue surgical procedures.
                             From 1980 to 1995, Mr. Fitzgerald served in several capacities as President and CEO of
                             Howmedica, Inc., Executive Vice President of Pfizer Hospital Products Group, and Vice
                             President of Pfizer, Inc. Mr. Fitzgerald has a Bachelor of Science degree from American
                             International College and a Master degree in Business Administration from New York
                             University.

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name and Length of
Service as Director     Age                     Principal Occupation and Certain Directorships
------------------      ---                     ----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Anthony Koblish          37   Mr. Koblish was promoted in April 2002 to President and Chief Executive Officer of
Director since April          Orthovita after serving as Senior Vice President of Commercial Operations since June 2001.
2002                          From December 1999 to June 2001, Mr. Koblish was Orthovita's Vice President of Worldwide
                              Marketing and, from January 1999 to December 1999, served as Orthovita's Director of
                              Worldwide Marketing. Prior to 1999, Mr. Koblish served as Director of Marketing and Product
                              Development, Reconstructive Specialty Group of Howmedica, a subsidiary of Stryker Corp., a supplier of PMMA for joint implants. Mr. Koblish earned a Bachelor of Science degree in
                              Mechanical Engineering from Worcester Polytechnic Institute and completed a Master of
                              Science degree in Engineering, Mechanical Engineering and Applied Mechanics at the
                              University of Pennsylvania.

-------------------------------------------------------------------------------------------------------------------------
Robert M. Levande        54   Mr. Levande has been Managing Director - Life Sciences at Gilford Securities, Inc., an
Director since 2000           investment firm, since April 2002. Previously, he founded and served as president of the
                              Palantir Group, Inc., a private consulting firm specializing in providing strategic advice to entrepreneurs in the medical technology industry since January 1999. From 1972 to 1998,
                              Mr. Levande served in various managerial positions with Pfizer Inc., including Vice
                              President - Business Analysis & Development of its Medical Technology Group and Senior Vice
                              President of Howmedica Inc., its largest business unit. Mr. Levande received his Bachelor of Science degree from Wharton School of Finance & Commerce of the University of
                              Pennsylvania and a Master degree in Business Administration from Columbia University.

------------------------------------------------------------------------------------------------------------------------
Mary Paetzold            53   Ms. Paetzold is a retired Certified Public Accountant with thirty years of experience with
Director since                public and private companies. Ms. Paetzold was affiliated with KPMG Peat Marwick, LLP from
February 2003                 1973 through 1994 and, in 1979, was nominated to a three-year assignment in the firm's
                              Executive Office, Department of Professional Practice - Professional Standards and Quality
                              Assurance. Ms. Paetzold was elected partner in 1984 and appointed as an SEC Reviewing
                              Partner in 1986. Ms. Paetzold subsequently served from 1994 through February 2000 as Chief
                              Financial Officer of Ecogen, Inc. (Nasdaq: ECGN), a publicly traded agricultural biotechnology company. Ms. Paetzold currently serves as a director and chairman of the audit committee for Immunomedics, Inc. (Nasdaq: IMMU), a publicly traded biotechnology company. Ms. Paetzold has a Bachelor of Arts degree in Mathematics from Montclair State
                              University.

-------------------------------------------------------------------------------------------------------------------------
Jonathan Silverstein     36   Mr. Silverstein is a Director at OrbiMed Advisors LLC ("OrbiMed"). OrbiMed manages roughly
Director since                $3 billion dollars in global healthcare assets through eight different funds. Mr.
September 2002                Silverstein joined OrbiMed in 1999 to focus on private equity and structured investments in small-capitalization public companies. From 1996 to 1999, Mr. Silverstein was the Director
                              of Life Sciences, in the investment banking department, at Sumitomo Bank, Limited. During his tenure, Mr. Silverstein directed strategic alliances, mergers and acquisitions for the
                              Bank's clients in the biotechnology and medical technology sectors. Mr. Silverstein has a
                              Bachelor of Arts degree in Economics from Denison University and a Juris Doctor degree and
                              Master degree in Business Administration from the University of San Diego. Currently, Mr.
                              Silverstein is a Director of Given Imaging, Ltd. (Nasdaq: GIVN) and LifeCell Corporation
                              (Nasdaq: LIFC).

 ------------------------------------------------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Orthovita, Inc.'s business is managed under the direction of the Board of Directors (the "Board"). The Board delegates the conduct of business to our senior management team. Our Board generally meets four times a year in regularly scheduled meetings; however, it may meet more often if necessary. The Board held six meetings during 2002. The Chief Executive Officer ("CEO") usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings; however, Board members may raise other matters at the meetings. The CEO, Chief Financial Officer and, from time to time, other senior management make presentations to the Board at the meetings. A substantial portion of the meeting time is devoted to the Board's discussion of these presentations. Significant matters that require Board approval are voted on at the meetings.

     The Board considers all major decisions. The Board has established four standing committees so that certain areas can be addressed in more depth than may be possible at a full Board meeting.

------------------------------------------------------------------------------------------------------------------
                                                                                                        Meetings
                                                                                                        --------
Name of Committee and Members    Functions of the Committee                                             in 2002
-----------------------------    --------------------------                                             -------

------------------------------------------------------------------------------------------------------------------
Audit Committee and Nominating      .   provides oversight of our financial reporting process and         7
Committee:                              our internal controls,
Morris Cheston, Jr.                 .   meets at least quarterly with our management and outside
Robert Levande                          independent auditors to discuss our financial statements
Mary Paetzold                           and earnings press releases prior to any public filing of
                                        the information,
                                    .   reviews the independence of our independent auditors;
                                    .   selects the firm of independent auditors for appointment by
                                        Orthovita,
                                    .   approves all audit and non-audit services rendered by
                                        Orthovita's independent auditors,
                                    .   operates pursuant to a charter approved by the Board,
                                    .   reports on its activities to the Board,
                                    .   identifies individuals with the experience, judgment and
                                        skills to become Board members, and
                                    .   recommends to the Board and our shareholders the slate of
                                        directors for nomination and election each year.

------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                   Meetings
                                                                                                   --------
Name of Committee and Members   Functions of the Committee                                          in 2002
-----------------------------   --------------------------                                          -------

-------------------------------------------------------------------------------------------------------------
Compensation Committee:           .  reviews and approves the compensation and other benefits of
David Fitzgerald                     the CEO and other senior management, as well as our general        2
Jonathan Silverstein                 employee compensation and benefits policies and practices,
                                  .  approves the goals for our incentive plans and monitors results against those goals,
                                  .  administers our Equity Compensation Plan, and
                                  .  recommends to the board the compensation of directors.

-------------------------------------------------------------------------------------------------------------
Special Dividend Committee:       .  approves for payment the required quarterly dividends on our
David Fitzgerald                     Series A Preferred Stock, and                                      2
Anthony Koblish                   .  determines if the quarterly dividend should be paid in cash or in-kind.

-------------------------------------------------------------------------------------------------------------

     At the beginning of fiscal 2002, the Audit Committee of the Board of Directors was comprised of three outside directors, Messrs. Cheston, Garvey and Levande, appointed by the Board. In February 2003, Mr. Garvey resigned as a director and Ms. Paetzold was named a director and member of the Audit Committee to replace Mr. Garvey. As a result, the Audit Committee presently consists of three outside directors.

                             DIRECTORS' COMPENSATION

     Outside directors are eligible to receive an initial grant of non-qualified stock options, an annual grant of non-qualified stock options and an annual remuneration paid in the form of either a restricted stock grant or a non-qualified stock option grant. Outside directors are reimbursed for travel expenses to the Board meetings. Employee directors are not eligible for any additional compensation for service on the Board or its committees. We pay for liability insurance on behalf of all directors. The following table sets forth the compensation paid to directors in 2002, as well as the expected compensation to be paid in 2003.

-----------------------------------------------------------------------------------------------------------------------
                                           Non-qualified Stock     Non-qualified Stock Options:     Restricted Stock or
                                           -------------------     ----------------------------     -------------------
Effective Date      Cash Compensation      Options: Initial Grant  Annual Grant                     Non-qualified Stock
--------------      -----------------      ----------------------  ------------                     -------------------
                                                                                                    Options: Annual
                                                                                                    ---------------
                                                                                                    Remuneration
                                                                                                    ------------

-----------------------------------------------------------------------------------------------------------------------
February 19, 2003   Not eligible. Travel   25,000 fully vested     10,000 per calendar year under   $15,000 annual
                    expenses to meetings   non-qualified stock     our Equity Compensation Plan.    remuneration paid
                    are reimbursed.        options upon election   The exercise price is the        in the form of a
                                           to the Board.           market price of our Common       restricted stock
                                                                   Stock on the date of the         grant or a non-
                                                                   Annual Meeting of                qualified stock
                                                                   Shareholders. Half of the        option grant.
                                                                   options granted vest
                                                                   immediately and 25% vest for
                                                                   each of the following two
                                                                   years.
-----------------------------------------------------------------------------------------------------------------------
May 24, 2002        Not eligible. Travel   15,000 fully vested     5,000 per calendar year under    $10,000 annual
                    expenses to meetings   non-qualified stock     our Equity Compensation Plan.    remuneration paid
                    are reimbursed.        options upon election   The exercise price is the        in the form of a
                                           to the Board.           market price of our Common       restricted stock
                                                                   Stock on the date of the         grant.
                                                                   Annual Meeting of
                                                                   Shareholders. Half of the
                                                                   options granted vest
                                                                   immediately and 25% vest for
                                                                   each of the following two
                                                                   years.

-----------------------------------------------------------------------------------------------------------------------
April 11, 2001      Not eligible. Travel   15,000 fully vested     5,000 per calendar year under    N/A
                    expenses to meetings   non-qualified stock     our Equity Compensation Plan.
                    are reimbursed.        options upon election   The exercise price is the
                                           to the Board.           market price of our Common
                                                                   Stock on the date of the
                                                                   Annual Meeting of
                                                                   Shareholders. Half of the
                                                                   options granted vest
                                                                   immediately and 25% vest for
                                                                   each of the following two
                                                                   years.
-----------------------------------------------------------------------------------------------------------------------

            Executive Officers and Significant Employees of Orthovita

    The names, business experience and ages of Orthovita's executive officers are listed below:

------------------------------------------------------------------------------------------------------
Name                      Business Experience                                                  Age
----                      -------------------                                                  ---
------------------------------------------------------------------------------------------------------
Antony Koblish            Mr. Koblish became our President and Chief Executive Officer in      37
                          April 2002.  Mr. Koblish has served in the following positions at
                          Orthovita:  Senior Vice President of Commercial Operations (June
                          2001 to April 2002); Vice President of Worldwide Marketing
                          (December 1999 to June 2001); Director of Worldwide Marketing
                          (January 1999 to December 1999). Prior to 1999, Mr. Koblish served as Director of Marketing and Product Development, Reconstructive
                          Specialty Group of Howmedica, a subsidiary of Stryker Corp., a supplier of PMMA for joint implants.

------------------------------------------------------------------------------------------------------
David S. Joseph           Mr. Joseph has served as Orthovita's Chairman since May 1999,        60
                          after having previously served as President and Chief Executive
                          Officer since 1993. He is a member of the Board of Directors of
                          Highway to Health, a private web based travel/health insurance company and Animas Corporation, a diabetes device technology company. He is also a member of Board of Directors of Morphotek,
                          Inc., a genomics platform technology company. He was a co-founder,
                          President and CEO of Site Microsurgical Systems acquired by
                          Johnson and Johnson, and co-founder, President and CEO of Surgical
                          Laser Technologies Inc. Mr. Joseph formerly served as a board member of the Corporation of The Jackson Laboratory, a leading genetic research institute, and as a member of the Board of
                          Directors of King's College.

------------------------------------------------------------------------------------------------------
Maarten Persenaire, M.D.  Dr. Persenaire has served as Orthovita's Chief Medical Officer       46
                          since April 1999. Currently, Dr. Persenaire is responsible for
                          Orthovita's strategic direction in clinical research and medical education as well as marketing program. Prior to joining
                          Orthovita, Dr. Persenaire was Vice President of Clinical Affairs
                          at AcroMed Corporation, a DePuy-Johnson & Johnson company. Dr.
                          Persenaire joined AcroMed, Netherlands in 1992 as Medical
                          Director, coming to the U.S. to become Vice President for Clinical
                          Affairs of AcroMed, headquartered in Cleveland, Ohio.

------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.       Dr. Erbe was promoted to Chief Science Officer of Orthovita in       38
                          April of 2002 after having served as Vice President, Research and
                          Development of Orthovita since May 1995. Prior thereto, Dr. Erbe was the Senior Product Development Engineer of 3M's Dental
                          Products Division and Ceramic Technology Center from 1991 to 1995, where he developed expertise in chemical ceramic synthesis and fabrication technologies. His focus was on customer-defined product development, applied research and scale-up in polymer composites, and glass and glass-ceramics technologies related to the dental and orthopaedic fields.

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name                      Business Experience                                                  Age
----                      -------------------                                                  ---
------------------------------------------------------------------------------------------------------
Joseph M. Paiva           Mr. Paiva has been Orthovita's Vice President and Chief Financial    47
                          Officer since December 1997. Prior thereto, Mr. Paiva was the
                          Controller of Cephalon, Inc., an international biopharmaceutical company, from December 1995 to December 1997; the Chief Financial
                          Officer of ActiMed Laboratories, Inc., a medical device company, from August 1994 to December 1995; and the Chief Financial Officer
                          of Argus Pharmaceuticals, Inc., a publicly-traded biotechnology company, from September 1993 to April 1994. Mr. Paiva was also employed by Cytogen Corporation, a biotechnology company, from
                          September 1983 to September 1993 in a variety of positions of increasing responsibility, ultimately serving as Director of
                          Finance and as Chief Financial Officer of its affiliated company,
                          CytoRad Incorporated, a publicly-traded biotechnology company. Mr.
                          Paiva is a Certified Public Accountant.

------------------------------------------------------------------------------------------------------
David J. McIlhenny        Mr. McIlhenny was promoted in December 2002 to Senior Vice           69
                          President, Operations after serving as Orthovita's Vice President of Quality Assurance and Regulatory Affairs. Mr. McIlhenny has
                          previously been Orthovita's Vice President of Quality Systems and
                          Operations Support.  From 1995 to 1999, Mr. McIlhenny also served as Orthovita's Director of Manufacturing and Quality Control. From
                          1991 to 1995, Mr. McIlhenny was Director of Operations and
                          Engineering at Surgical Laser Technology, a company which
                          developed, manufactured and marketed regulatory approved medical lasers and disposable fiber optic laser delivery systems. From
                          1979 to 1991, Mr. McIlhenny was Executive Vice President of Ethox
                          Corp., an OEM medical device manufacturer for most of the major medical device companies.

------------------------------------------------------------------------------------------------------

    The names, business experience and ages of Orthovita's significant employees are listed below:

------------------------------------------------------------------------------------------------------
Name                      Business Experience                                                  Age
----                      -------------------                                                  ---
------------------------------------------------------------------------------------------------------
Charanpreet               Mr. Bagga was promoted in January 2003 to Orthovita's Vice           33
Bagga                     President of Product Development after serving as Senior
                          Director of Design & Development, and Director of Design &
                          Development since May 2000. Before joining Orthovita, Mr. Bagga worked as Product Development Manager for Sulzer Spinetech.
                          Prior thereto, Mr. Bagga was employed by Howmedica, a subsidiary of Stryker Corp., since January of 1992. During his Howmedica tenure, Mr. Bagga worked on the product development of spinal and knee prostheses and instrumentation.

------------------------------------------------------------------------------------------------------
Steven Lopez              Mr. Lopez was promoted to Orthovita's Vice President - US Sales      54
                          in March 2002. Previously, Mr. Lopez was Orthovita's Western
                          Area Sales Director. Mr. Lopez has more than 27 years of
                          experience in the orthopedics marketplace, including senior management responsibility both at large orthopaedic device companies and at large regional orthopaedic distributorships, as well as experience in running his own orthopaedic
                          distributorship.

------------------------------------------------------------------------------------------------------
Douglas Low               Mr. Low was promoted to Orthovita's Vice President, European         42
                          Operations in May 2002 after having served as Orthovita's Director of European Operations since September 2001. Mr. Low has 13 years experience in the healthcare industry. He has held senior
                          marketing positions at both Stryker Corp., Howmedica, and DePuy,
                          Inc., a Johnson & Johnson Company, where he was responsible for the International Knee Business Unit.

------------------------------------------------------------------------------------------------------

          EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy - The Compensation Committee of the Board of Directors attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for shareholders with components based upon the execution of shorter-term strategic goals. The Compensation Committee of the Board of Directors has instituted a management compensation plan that:

           - Attracts and retains talented management;
           - Provides both short-term and long-term incentives; and
           - Focuses performance on the achievements of Orthovita's objectives.

Compensation Methodology. The Compensation Committee develops and implements compensation policies, plans and programs which seek to enhance shareholder value of Orthovita by closely aligning the financial interests of Orthovita's senior management with those of its shareholders.

The Compensation Committee's compensation program for senior management is comprised of the following:

      Base salary. The annual base salary is designed to compensate executives for their sustained performance and level of responsibility. Base salary is based on individual performance and the executives' experience. The Committee approves all salary increases for executive officers.

      Annual performance bonus. An annual discretionary cash bonus program is established in order to promote the achievement of Orthovita's annual performance objectives. Company and individual goals and milestones are established at the beginning of the year, and include targets for progress in sales, cash flow, research and development, clinical activities, and financing activities. The Compensation Committee provides bonus incentives for achievements of these goals because they believe attainment of these goals will be in the best long-term interests of Orthovita's shareholders. Bonus amounts for each executive are dependent upon the level of achievement of Orthovita as well as the individual.

      Long-term incentive compensation. The Committee determines the number of incentive stock option grants, restricted stock awards or other grants under the Equity Compensation Plan, if any, to be granted to each executive. These recommendations are based on the executive's ability to impact the financial and operational performance of Orthovita; the executive's past performance; and the expectation of the executive's future performance and contributions. All stock options and restricted stock awards are granted with an exercise price equal to the closing market price of Orthovita's Common Stock on the date of grant.

Compensation of the Chief Executive Officer - The Committee meets at least annually to evaluate the performance of the CEO. Based on this evaluation, the Committee may recommend for approval a salary increase, annual bonus and/or long-term incentive award, if any. The CEO's compensation reflects a higher degree of policy-making and decision-making authority and a higher level of responsibility with respect to our strategic direction and its financial and operating results. It also reflects the CEO's long-term commitment and contributions to our success. In order to determine appropriate compensation for the CEO, the Compensation Committee reviews the executive compensation plans for companies in industries similar to Orthovita's and with comparable revenue. The CEO's compensation for fiscal year 2002 included an annual base salary of $209,600. In connection with Mr. Koblish's position during 2001 as Orthovita's Senior Vice President of Commercial Operations, he earned a bonus of $30,000, which was paid in cash during January 2002. In addition, during 2002, Orthovita granted Mr. Koblish options to purchase 178,000 shares of Orthovita's Common Stock. Of the 178,000 shares in total, options to purchase 100,000 shares were granted in connection with Mr. Koblish's commencement as Chief Executive Officer in April 2002, options to purchase 20,000 shares were granted in December 2002 for meeting performance objectives as CEO, and options to purchase 58,000 shares were granted in January 2002 for meeting 2001 performance objectives as Senior Vice President of Commercial Operations.

Certain provisions of the Internal Revenue Code provide generally that publicly held corporations might not deduct compensation for its chief executive officer or each of other specified executive officers to the extent that such compensation exceeds $1 million for the executive. It is not expected that these provisions will adversely affect Orthovita based on its current compensatory structure. In this regard, base salary and bonus levels are expected to remain well below the $1 million limitation in the foreseeable future. In addition, Orthovita's 1997 Equity Compensation Plan is designed to preserve, to the extent otherwise available, the deductibility of income realized upon the exercise of stock options under the plan regardless of whether such income, together with salary, bonus and other compensation, exceeds the limitation.

At the beginning of fiscal 2002, the Compensation Committee of the Board of Directors was comprised of two outside directors, Messrs. Garvey and Levande, appointed by the Board. Mr. Jonathan Silverstein joined the Board of Directors in September 2002 and at that time replaced Mr. Levande on the Compensation Committee. In February 2003, Mr. Garvey resigned as a director and Mr. David Fitzgerald was named a member of the Compensation Committee to replace Mr. Garvey.

                                  Respectfully submitted,

                                  Mr. David Fitzgerald
                                  Mr. Jonathan Silverstein
                                  April 4, 2003

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid by Orthovita with respect to the two persons who served as Orthovita's Chief Executive Officer during 2002 and Orthovita's four other most highly compensated executive officers ("Named Executive Officers").

-------------------------------------------------------------------------------------------------------------------------------

                                          Annual Compensation                     Long-Term Incentive Compensation
                                          --------------------                    --------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Executive Officer                                                 Restricted Stock    Securities Underlying       All Other
------------------                                                ----------------    ---------------------       ---------
Principal Position           Year      Salary ($)   Bonus ($)        Awards ($)            Options (#)         Compensation ($)
------------------           ----      ----------   ---------        ---------             ----------         -----------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Antony Koblish, Chief        2002       209,600      30,000               --                   178,000           7,608
Executive Officer (1)        2001       156,048      25,500               --                    25,000           6,352
                             2000       137,500      27,500               --                        --           3,737
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock             2002       102,943      45,000               --                        --           3,200
Former Chief Executive       2001       300,000      68,750           52,000                    50,000          57,699
Officer (2)                  2000       235,417          --          172,500                   100,000         142,097
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
David S. Joseph,             2002        93,750      45,000           10,000 (4)                 5,000          20,356
Chairman (3)                 2001       225,000      61,875               --                        --          25,057
                             2000       225,000      63,000               --                        --          14,580
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire,          2002       186,500      25,000               --                    63,000           8,603
M.D., Chief Medical          2001       183,750      22,500               --                    15,000           8,331
Officer (5)                  2000       175,000      30,000               --                    60,000           7,331
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.,         2002       183,270      32,500               --                    80,000           7,003
Chief Science Officer (6)    2001       174,000      31,000               --                    15,000           6,762
                             2000       162,100      35,000               --                     5,000           7,056
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva,             2002       181,525      33,000               --                    81,000           7,182
Chief Financial Officer      2001       172,000      30,000               --                    15,000           6,937
(7)                          2000       162,100      40,000               --                        --           6,897
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
David J. McIlhenny,          2002       148,615      28,000               --                    71,000          13,668
Senior Vice President,       2001       140,000      21,500               --                    20,000          12,892
Operations (8)               2000       130,050      25,000               --                     5,000          14,184
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Koblish has been Chief Executive Officer since April 23, 2002. See "Executive Compensation: Report of the Compensation Committee" for details of the 2002 bonus and securities underlying options granted during 2002. The All Other Compensation amounts disclosed for Mr. Koblish include $2,108, $1,102, and $1,581 for life and disability insurance premiums in 2002, 2001 and 2000, respectively, and $5,500, $5,250 and $2,156 in 2002,
     2001 and 2000, respectively, of Orthovita's matching contributions under Orthovita's 401(k) plan.

(2) Mr. Peacock served as Chief Executive Officer from June 23, 1999 until April 22, 2002. The All Other Compensation amounts disclosed for Mr. Peacock for the year ended December 31, 2001 include life and disability insurance premiums of $12,003, Orthovita's matching contributions under Orthovita's 401(k) plan of $5,250, and payment of taxes on his restricted stock award of $40,446. The All Other Compensation amounts disclosed for Mr. Peacock for the year ended December 31, 2000 include life and disability insurance premiums of $8,062, and payment of taxes on his restricted stock award of $134,035.

(3) Mr. Joseph resigned his employment on May 24, 2002. The All Other Compensation amounts disclosed for Mr. Joseph include life and disability insurance premiums.

(4) At December 31, 2002, Mr. Joseph held 5,405 restricted shares, 100% of which vested in May 2002. At December 31, 2002, the value of such shares, based on the $4.35 last sale price per share of Orthovita's Common Stock as reported by Nasdaq on December 31, 2002, was $23,512.

(5) The All Other Compensation amounts disclosed for Dr. Persenaire include $3,103, $3,175, and $2,231 for life and disability insurance premiums in 2002, 2001 and 2000, respectively, and $5,500, $5,156 and $5,100 in 2002,
     2001 and 2000, respectively, of Orthovita's matching contributions under Orthovita's 401(k) plan.

(6) The All Other Compensation amounts disclosed for Dr. Erbe include $1,503, $1,512 and $1,806 for life and disability insurance premiums in 2002, 2001 and 2000, respectively, and $5,500, $5,250 and $5,250 in 2002, 2001 and
     2000, respectively, of Orthovita's matching contributions under Orthovita's 401(k) plan.

(7) The All Other Compensation amounts disclosed for Mr. Paiva include $1,682, $1,687 and $1,647 for life and disability insurance premiums in 2002, 2001 and 2000, respectively, and $5,500, $5,250 and $5,250 in 2002, 2001 and
     2000, respectively, of Orthovita's matching contributions under Orthovita's 401(k) plan.

(8) The All Other Compensation amounts disclosed for Mr. McIlhenny include $8,168, $7,642 and $8,934 for life and disability insurance premiums in 2002 and 2001, respectively, and $5,500, $5,250 and $5,250 in 2002, 2001 and 2000, respectively, of Orthovita's matching contributions under Orthovita's 401(k) plan.

OPTION GRANTS IN FISCAL 2002 (1). The following table presents information concerning the options granted under the 1997 Equity Compensation Plan to Named Executive Officers during 2002.

---------------------------------------------------------------------------------------------------------------------------------
                            Number of     % of Total
                            ---------     ----------
                           Securities       Options                                               Potential Realizable Value at
                           ----------       -------                                               -----------------------------
                           Underlying      Granted to       Exercise                              Assumed Annual Rates of Stock
                           ----------      ----------       --------                              -----------------------------
                             Options      Employees in       Price                                    Price Appreciation for
                             -------      ------------       -----                                    ----------------------
          Name             Granted (1)    Fiscal Year      ($/share)      Expiration Date                 Option Term (2)
          ----             -------        -----------      ---------      ---------------                 -----------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    5% Annual        10% Annual
                                                                                                    ---------        ----------
                                                                                                   Growth Rate       Growth Rate
                                                                                                   -----------       -----------
---------------------------------------------------------------------------------------------------------------------------------
Antony Koblish                28,000                          $ 3.00      January 24, 2012
                              30,000           15.7%          $ 2.48      January 24, 2012         $ 1,261,253       $ 2,008,335
                             100,000                          $ 2.28        April 23, 2012
                              20,000                          $ 2.80     December 18, 2012
---------------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock                  --             --               --                    --                  --                --
---------------------------------------------------------------------------------------------------------------------------------
David S. Joseph                5,000             .4%          $ 1.85          May 24, 2012         $    35,428       $    56,414
---------------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire            18,000                          $ 3.00      January 24, 2012
                              15,000            5.6%          $ 2.48      January 24, 2012         $   446,399       $   710,815
                              30,000                          $ 2.80     December 18, 2012
---------------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.           40,000                          $ 3.00      January 24, 2012
                              20,000            7.1%          $ 2.48      January 24, 2012         $   566,855       $   902,622
                              20,000                          $ 2.80     December 18, 2012
---------------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva               26,000                          $ 3.00      January 24, 2012
                              20,000            7.2%          $ 2.48      January 24, 2012         $   573,941       $   913,905
                               5,000                          $ 2.60    September 16, 2012
                              30,000                          $ 2.80     December 18, 2012
---------------------------------------------------------------------------------------------------------------------------------
David J. McIlhenny            21,000                          $ 3.00      January 24, 2012
                              20,000            4.5%          $ 2.48      January 24, 2012         $   503,084       $   801,077
                              30,000                          $ 2.80     December 18, 2012
---------------------------------------------------------------------------------------------------------------------------------

(1) All options granted to Named Executive Officers have an exercise price per share equal to the closing price of Orthovita's Common Stock on the date of grant. Options granted with an expiration date of January 24, 2012 and an exercise price of $3.00 are vested 25% at grant of date and 25% per year each year thereafter. All other option grants are vested at a rate of 25% per year beginning one year from date of grant. In addition, all option grants have a ten-year term.

(2) These amounts are based on an assumption that the stock price of the shares of Common Stock appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of Orthovita's Common Stock and overall market conditions. These values do not take into account contractual provisions of the options, which provide for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the SEC and are not intended to forecast possible future increases, if any, in the market price of Orthovita's Common Stock.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES. The following table presents information about the number and value of options held by the Named Executive Officers at December 31, 2002. No options were exercised during 2002.

-----------------------------------------------------------------------------------------------------
                               Number of Securities                  Value of Unexercised
                               --------------------                  --------------------
                          Underlying Unexercised Options             In-the-Money Options
                          ------------------------------             --------------------
                               at December 31, 2002                at December 31, 2002 (1)
                               --------------------                ------------------------
------------------------------------------------------------------------------ ----------------------

          Name             Exercisable     Unexercisable       Exercisable         Unexercisable
          ----             -----------     -------------       -----------         -------------
-----------------------------------------------------------------------------------------------------
Antony Koblish                 46,500         201,500            $ 9,450             $ 322,450
-----------------------------------------------------------------------------------------------------
Bruce A. Peacock              210,000              --                 --                    --
-----------------------------------------------------------------------------------------------------
David S. Joseph                 2,500           2,500            $ 6,250             $   6,250
-----------------------------------------------------------------------------------------------------
Maarten Persenaire             57,000          81,000            $19,200             $  97,150
-----------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.           183,250          88,750            $79,500             $ 108,900
-----------------------------------------------------------------------------------------------------
Joseph M. Paiva                90,375          85,125            $13,775             $ 118,975
-----------------------------------------------------------------------------------------------------
David J. McIlhenny             40,000          82,000            $ 7,388             $ 105,163
-----------------------------------------------------------------------------------------------------

(1) Based upon the difference between (i) the $4.35 per share closing price of our Common Stock on the Nasdaq National Market on December 31, 2002, and
     (ii) the exercise price of unexercised in-the-money options.

               DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION
                            AS OF DECEMBER 31, 20002

The following table provides information on all existing Equity Compensation Plans as of December 31, 2002. All of Orthovita's equity compensation plans have been approved by Orthovita's shareholders.

-------------------------------------------------------------------------------------------------------------------------
                                                            (a)                (b)                        (c)
                                                         Number of          Weighted-            Number of Securities
                                                     Securities to be        Average            Remaining Available for
                                                        Issued Upon     Exercise Price of        Future Issuance Under
                                                        Exercise of        Outstanding             Compensation Plans
                                                        Outstanding          Options              (excludes securities
                                                          Options                               reflected in column (a))
-------------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans Approved by
Shareholders:
Orthovita, Inc. 1993 Stock Option Plan and               3,102,550            $ 3.73                   801,331
Orthovita, Inc. 1997 Equity Compensation Plan
-------------------------------------------------------------------------------------------------------------------------

                   EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

In May 2002, Orthovita entered into employment agreements with each of Messrs. Koblish, Paiva and Erbe. Mr. Koblish's agreement provides for employment as our Chief Executive Officer and President through April 23, 2003 at an annual salary of $225,000 plus an automobile allowance of $800 per month. Mr. Paiva's agreement provides for employment as our Chief Financial Officer through April 23, 2003, at an annual salary of $185,000 plus an automobile allowance of $600 per month. Dr. Erbe's agreement provides for employment as our Chief Science Officer through April 23, 2003, at an annual salary of $186,600 plus an automobile allowance of $600 per month. Each of the employment agreements with Messrs. Koblish, Paiva and Erbe contains terms customarily found in executive officer employment agreements, including provisions relating to the reimbursement of certain business expenses, participation in employee benefit plans generally available to the other executive officers of Orthovita, life insurance, and confidentiality and non-competition provisions. Each of the agreements with Messrs. Koblish, Paiva and Erbe provides for renewable one-year terms and also contains the following severance benefits and change of control provisions:

     . If the executive officer is terminated without "cause" (as defined in the respective employment agreement) or suffers a "constructive termination without cause", Orthovita or its successor entity will:
          (i) pay him up to eighteen months of salary as a severance benefit and one hundred percent (100%) of any stock option, restricted stock or other stock awards granted to the executive officer that have not yet become exercisable or vested shall become exercisable or vested; (ii) provide him with any other benefits in accordance with the terms of any benefit plans and incentive programs of Orthovita, and for a period of eighteen months following each termination or constructive termination, continue health insurance coverage for the executive officer and eligible family members and disability insurance for the executive officer; (iii) pay him for unused vacation time and unreimbursed expenses; and (iv) pay him a pro rata portion of any incentive programs to the extent that such amount would have been earned in accordance with the terms of such incentive programs, for the then current fiscal year of Orthovita.

     . The receipt of the severance payment described above is conditioned upon the executive executing a release in favor of Orthovita. If the executive does not execute and deliver the release, he will be entitled to: (i) the amount of his base salary for the remainder of his employment term in addition to earned salary; (ii) a payment equal to any unused vacation and unreimbursed expenses; and (iii) any other benefits in accordance with the terms of any benefits plans or incentive programs of Orthovita.

     . The severance benefit will end or be decreased if the executive begins comparable employment, subject to certain conditions.

     . Upon the occurrence of a change of control, one hundred percent (100%) of any stock option, restricted stock or other stock awards granted to the executive officer that have not yet become exercisable or vested shall become exercisable or vested.

Under each of the employment agreements, a "change of control" is defined generally as meaning the acquisition by a person of securities having more than 50% of the voting power of Orthovita's outstanding securities; a sale or other disposition of all or substantially all of Orthovita's assets; a liquidation or dissolution of Orthovita; any transaction in which the shareholders of Orthovita do not beneficially own at least 50% of the voting power of the surviving company in the election of directors; or a change in the composition of the board as a result of which incumbent board members constitute less than a majority of the board. A "constructive termination without cause" means the executive officer's resignation following a reduction in the officer's compensation, a material diminution in the officer's duties and responsibilities, or assignment to the officer of duties and responsibilities that are materially inconsistent with the duties and responsibilities held by the officer on the date of the agreement or that materially impair his ability to function in his then current position, or the failure of Orthovita to comply with any of the material terms of the agreement after, other than with respect to a decrease in the officer's compensation, notice and an opportunity to cure.

In addition, Orthovita has entered into change of control agreements with Charanpreet Bagga, Vice President - Product Development, Steven Lopez, Vice President - Sales, Douglas Low, Vice President - European Operations, David J. McIlhenny, Senior Vice President, Operations, and Maarten Persenaire, MD, Chief Medical Officer, that provide for the following severance benefits:

     . If within one year after a Change of Control of Orthovita (as defined in Orthovita's 1997 Equity Compensation Plan), (a) Orthovita terminates the executive's employment for any reason other than "Cause" (as defined in Orthovita's 1997 Equity Compensation Plan), their disability or death, or (b) the executive voluntarily terminates employment with Orthovita on account of a "Constructive Termination" (as defined below), the executive officer will receive a series of payments that is equal to a continuation of his base salary, as in effect immediately prior to the termination of employment, for a minimum of six months but not to exceed twelve months.

     . A "Constructive Termination" is a termination of employment at the officer's initiative after the occurrence of any of the following events without their consent within one (1) year after a Change of Control of Orthovita: (a) a material diminution in his duties, responsibilities, authority or status, (b) a reduction in any amount of his annual base salary, or (c) the assignment to him of duties or responsibilities which are materially inconsistent with the duties, responsibilities, authority, or status of his position prior to the Change of Control or materially impairs his ability to function in his then current position.

     . Payment of the base salary will continue until the earlier of: (a) the commencement of "Comparable Employment" (as defined below), or (b) the first anniversary of termination of employment with Orthovita. Each executive's entitlement to receive the payments described above will depend upon his execution of Orthovita's standard separation of employment and general release at the time of termination of employment.

     . "Comparable Employment" means that new employment with another employer after the executive's termination that (i) pays a salary that is no less than 75% of his base salary on the termination date and
          (ii) requires performance of the same or similar skill levels as when employed by Orthovita.

     . If an executive officer be entitled to receive severance benefits under the terms of a written employment agreement, severance agreement or offer letter, he will receive the benefits from either this arrangement or the prior arrangement, but not both. The executive will receive severance benefits under the arrangement that provides the higher level of benefits.

David S. Joseph had an employment agreement with Orthovita under which Mr. Joseph was employed as Chairman until May 24, 2002 at an annual salary of $225,000. Mr. Joseph resigned his position as Chairman of Orthovita effective May 24, 2002; however, he will remain a director until the 2003 Annual Meeting of Shareholders. In consideration of Mr. Joseph's execution of a release in our favor effective May 24, 2002, Mr. Joseph will receive his base salary and health and other benefits for a period of one year after termination of his employment.

Bruce A. Peacock resigned as Orthovita's Chief Executive Officer effective April 22, 2002. In connection with Mr. Peacock's resignation, Orthovita agreed to extend the exercise period of certain previously vested stock options from July 21, 2002 until April 23, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 2002, Orthovita sold 1,000 shares of Series A Preferred Stock and Warrants to purchase 4,396,249 shares of Common Stock to OrbiMed Associates LLC, Caduceus Private Investments, LP and PW Juniper Crossover Fund, L.L.C. (collectively, "OrbiMed") for an aggregate purchase price of $10 million. Pursuant to the terms of this financing, the holders of Series A Preferred Stock (including OrbiMed) are entitled, so long as they collectively hold 375 shares of Series A Preferred Stock, to nominate a director of Orthovita who may be an employee of or affiliated with OrbiMed. Jonathan Silverstein became a director of Orthovita in September 2002 and has been nominated by the holders of Series A Preferred Stock to serve another term as a director of Orthovita. Mr. Silverstein is employed by an affiliate of OrbiMed. OrbiMed collectively beneficially owns 33.3% of our outstanding Common Stock as of April 9, 2003.

David S. Joseph received $134,225 during the fiscal year ended December 31, 2002 in consideration for providing management consulting services to Orthovita. Mr. Joseph is a director of Orthovita. This arrangement was approved by a majority of the outside directors.

                             AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee. The Audit Committee is comprised solely of independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. At the beginning of fiscal 2002, the Audit Committee of the Board of Directors was comprised of three outside directors, Messrs. Cheston, Garvey and Levande, appointed by the Board. In February 2003, Mr. Garvey resigned as a director and Ms. Paetzold was named a director and member of the Audit Committee to replace Mr. Garvey. As a result, the Audit Committee presently consists of three outside directors: Messrs. Cheston and Levande and Ms. Paetzold. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Orthovita's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, Orthovita's independent public auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee's responsibility is to monitor and oversee this process.

Among other matters, the Audit Committee monitors the activities and performance of Orthovita's external independent public auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent public auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace Orthovita's independent public auditor. During July

2002, KPMG LLP was appointed as Orthovita's independent public auditor for the fiscal year ending December 31, 2002. The appointment of KPMG LLP was made after careful consideration by the Board of Directors and upon the recommendation of Orthovita's Audit Committee. Prior to the selection of KPMG LLP, Arthur Andersen LLP had served as Orthovita's independent auditor since 1995. The decision to change the independent auditor for the fiscal year 2002 was not the result of any disagreement between Orthovita and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of Orthovita's financial, accounting and internal controls. Management and independent public auditor presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant impact on, or are the subject of, discussions between management and the independent public auditor.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public auditor. Management represented to the Audit Committee that Orthovita's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent public auditor the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees."

Orthovita's independent public auditor also provided the Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent public auditor that firm's independence.

Following the Committee's discussions with management and the independent public auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Orthovita's annual report on Form 10-K for the year ended December 31, 2002.

                             Respectfully submitted,

                             Mr. Morris Cheston Mr.
                             Robert M. Levande
                             Ms. Mary Paetzold
                             April 4, 2003

                         INDEPENDENT PUBLIC AUDITOR

The Audit Committee has selected KPMG LLP as the independent public auditor to examine the consolidated financial statements of Orthovita for 2003. A representative of KPMG LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions raised at the meeting.

Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP for the audit of Orthovita's annual consolidated financial statements and the reviews of Orthovita's consolidated financial statements included in Orthovita's Quarterly Reports on Form 10-Q for the year ended December 31, 2002 were $69,500.

Financial Information Systems Design and Implementation Fees: Orthovita did not engage KPMG LLP to provide, during 2002, any professional services related to financial information systems design and implementation.

All Other Fees: The aggregate fees billed by KPMG LLP for professional services rendered to Orthovita during 2002, other than for the audit services referred to above, were $107,000, and related primarily to services rendered in connection with a shelf registration of Orthovita's Common Stock and tax compliance and consulting services.

The Audit Committee has considered the fees paid to the outside independent public auditor for services unrelated to the audit of the financial statements and the reviews of the interim financial statements referred to above, and believes the fees are compatible with maintaining the outside independent public auditor's independence.

Information Concerning Independent Public Auditors

On July 15, 2002, Orthovita, upon the recommendation and approval of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as principal independent public auditor for Orthovita and engaged KPMG LLP ("KPMG") as Orthovita's principal independent public auditor.

In connection with the audits for the two years ended December 31, 2001 and 2000 and the subsequent interim period through July 15, 2002 for the fiscal year ended December 31, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports on Orthovita's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of Andersen on the consolidated financial statements of Orthovita, as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Orthovita provided Andersen with the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. While Orthovita has received no information from Andersen that Andersen has a basis for disagreement with such statements, Orthovita has been unable to obtain such a letter due to the fact that the personnel primarily responsible for Orthovita's account (including the engagement partner and manager) have left Andersen.

During the years ended December 31, 2001 and 2000 and through July 15, 2002 for the fiscal year ended December 31, 2002, neither Orthovita nor someone on its behalf consulted KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Orthovita's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

               PROPOSAL TO AMEND THE 1997 EQUITY COMPENSATION PLAN

Our Board has proposed to amend and restate Section 3(a) of our 1997 Equity Compensation Plan (the "Plan"). The effect of the amendment will be to increase the aggregate number of shares of Common Stock of Orthovita that may be issued under the Plan from 3,850,000 shares of Common Stock to 4,850,000 shares of Common Stock. This is an increase to the Plan of 1,000,000 shares of Common Stock.

Purpose and Effect of the Proposed Amendment

The Plan currently has 3,850,000 shares of Common Stock reserved for issuance and as of April 9, 2003, the Plan has 575,281 shares of Common Stock available for issuance. The Plan is intended to encourage participants to contribute to our long-term growth, to align their interests with our shareholders' and to aid us in attracting and retaining officers, employees, consultants and directors of outstanding ability. Our Board of Directors believes it is in our best interest to increase the number of shares of Common Stock authorized under the Plan to 4,850,000, in order to be able to make additional awards under the Plan.

Description of the Plan

Except as described below, the Plan is administered by a committee (the "Compensation Committee") consisting of two or more outside directors, as defined under section 162(m) of the Internal Revenue Code of 1986, as amended. These "outside directors" are non-employee directors, as defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and references in the Plan to the Board shall be deemed to refer to the Compensation Committee. All grants made to non-employee directors are subject to the approval of the Board of Directors.

The Compensation Committee approves all grants made to our executive officers. Management selects the key employees to receive grants and determines the number of shares of Common Stock that will be subject to each such grant. Except as described below, the Compensation Committee approves all such grants. Employees may receive incentive stock options, nonqualified stock options, restricted stock or stock appreciation rights ("SARs") under the Plan. Non-employee directors and consultants may receive non-qualified stock options, restricted stock or SARs.

In November 2001, the Board created a one-person committee of the board and delegated to that committee the authority to make grants under the Plan to employees of Orthovita and its subsidiaries who are not subject to the restrictions of section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of section 162(m) of the Internal Revenue Code. Under the terms of this delegation specified by the Board, the one-person committee may not make annual grants that exceed an aggregate of 25,000 shares of Common Stock per employee. The Board may also prescribe other limitations and conditions on this committee's ability to make grants under the Plan. Antony Koblish, our Chief Executive Officer, is currently the director serving on the one-person committee.

The Plan provides for grants of non-qualified stock options to non-employee directors. In addition, the Plan authorizes the Board of Directors to make changes to the number of shares of Common Stock granted to non-employee directors. The Board, as authorized under the Plan, has approved a $15,000 annual remuneration to non-employee directors, which will be paid in the form of a restricted stock grant or non-qualified stock options.

The stock option exercise prices may be equal to, greater than or less than the fair market value of a share of Common Stock on the date of grant, provided that
(i) the option exercise price of an incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant and (ii) an incentive stock option that is granted to a 10% shareholder must have an exercise price of not less than 110% of the fair market of the Common Stock on the date of grant.

The Compensation Committee or, if applicable, the one-person board committee described above, determines the term of each stock option, which cannot exceed ten years from the date of grant. However, an incentive stock option granted to a 10% shareholder may not have a term longer than five years from the date of grant. The grantee may pay the exercise price (i) in cash, (ii) with the consent of the Compensation Committee, by tendering shares of Common Stock owned by the grantee, or (iii) by a combination of the two. Options may be exercised while the grantee is an employee, consultant or member of the Board or within a specified time after termination of employment or service.

The Compensation Committee may make restricted stock awards to key employees, consultants or, with Board approval, non-employee directors as it deems appropriate. The Compensation Committee will establish the amount and terms of each restricted stock grant.

The Compensation Committee may grant SARs to a key employee, consultant or, with Board approval, non-employee director separately or in tandem with any stock option grant. Unless the Compensation Committee determines otherwise, the base amount of each SAR shall be equal to the option price of the related option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When an SAR is exercised, the grantee will receive an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the base price of the SAR. Payments shall be made in cash, Common Stock, or a combination of the two in such proportion as the Committee determines.

Grants under the Plan may not be transferred except upon the grantee's death or, with respect to grants other than incentive stock options, if permitted by the Compensation Committee pursuant to a domestic relations order. The Compensation Committee may permit a grantee to transfer non-qualified stock options to family members or other persons or entities on such terms as the Compensation Committee deems appropriate.

The Plan provides that, unless the Board of Directors determines otherwise, outstanding options, SARs and restricted stock awards will automatically fully vest in the event of a Change of Control. A "Change of

Control" will be deemed to occur if (i) any person (other than Orthovita or certain related entities or persons) acquires securities of Orthovita representing more than 50% of the voting power of the then outstanding securities of Orthovita, or (ii) the shareholders approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (x) the merger or consolidation of Orthovita where the shareholders immediately before the transaction will not hold, immediately after the transaction, a majority of the stock of the surviving corporation, (y) a sale of substantially all of the assets of Orthovita or (z) a liquidation or dissolution of Orthovita.

In the event of a Change of Control, the Compensation Committee may require that grantees surrender their outstanding options and SARs in exchange for payment by us, in cash or Common Stock, of an amount equal to the amount by which the fair market value of the Common Stock exceeds the option price or base price of the options or SARS, and the Compensation Committee may terminate unexercised options and SARs. Unless the Compensation Committee determines otherwise, upon a Change of Control where Orthovita is not the surviving corporation (or survives only as a subsidiary of another corporation), outstanding grants shall be assumed by the surviving corporation.

In the event of certain changes in the number or kind of Common Stock outstanding, the Board may adjust proportionally the maximum number of shares of Common Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under the Plan, and the exercise price per share of existing grants under the Plan to reflect any increase or decrease in the number or kind of issued shares.

Federal Income Tax Consequences

The current United States federal income tax treatment of grants under the Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Plan. Tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of other tax laws.

Non-qualified Stock Options

There generally are no federal income tax consequences to a participant or to Orthovita upon the grant of a non-qualified stock option.

Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Orthovita's Common Stock at the time of exercise over the exercise price. Orthovita, generally, will be entitled to a corresponding federal income tax deduction.

Upon the sale of the shares of stock acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of income recognized at the time of exercise). The capital gain tax rate will depend on the length of time the shares are held and other factors.

Incentive Stock Options

There generally are no federal income tax consequences to a participant or to Orthovita upon the grant of an incentive stock option.

A participant will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income.

A participant will recognize income when he or she sells stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed of after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the participant will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. Orthovita will not be entitled to any corresponding tax deduction.

If a participant disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), any gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the exercise price. Orthovita generally will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be a long-term or short-term capital gain, depending upon the length of time the shares were held before the disposition.

Restricted Stock Awards

A participant normally will not recognize taxable income upon receipt of a restricted stock awards, and Orthovita will not be entitled to a deduction until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares (less any amounts paid for the shares) at that time. Orthovita generally will be entitled to a deduction in the same amount.

A participant may elect to recognize ordinary income in the year when the restricted stock grant is awarded in an amount equal to the fair market value of the shares subject to the restricted stock grant (less any amounts paid for such shares) at that time, determined without regard to any restrictions. In that event, Orthovita generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be a capital gain or loss.

Stock Appreciation Rights

There generally are no federal income tax consequences to the participant or to Orthovita upon the grant of a SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. Orthovita generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR.

Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR). The capital gain tax rate will depend on the length of time the shares were held and certain other factors.

Tax Withholding

Orthovita has the right to deduct from all grants paid in cash or other compensation, any taxes required to be withheld with respect to grants under the Plan. Orthovita may require the participant to pay to Orthovita the amount of any required withholding. The Committee may permit the participant to elect to have withheld from the shares issuable to him or her with respect to an option, SAR, and restricted stock a number of shares with a value equal to the required tax withholding amount.

Transfer of Stock Options

The Committee may permit a participant to transfer non-qualified stock options to family members. Generally, a participant will not recognize income at the time they make a gift of a non-qualified stock option to a family member. When the transferee later exercises the option, the participant (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

For federal gift tax purposes, if a participant transfers an option before the option has become exercisable, the transfer will not be considered by the Internal Revenue Service to be a completed gift until the option becomes exercisable. The value of the gift will be determined when the option becomes exercisable. Gifts of options may qualify for the $10,000 gift tax annual exclusion.

If a participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant's estate for estate tax purposes if the applicable estate tax requirements have been met.

Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers.
Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Plan is intended to permit all options to qualify as performance-based compensation.

In order to be approved, this proposal must receive the affirmative vote of more than 50% of the shares cast during the Annual Meeting, a quorum being present.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 EQUITY COMPENSATION PLAN.

     PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

In April 2003, the Board of Directors adopted, subject to shareholder approval, an amendment to Orthovita's Amended and Restated Articles of Incorporation to increase the number of Orthovita's authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares. The first sentence of Article 5 of the Amended and Restated Articles of Incorporation, as proposed to be amended, is attached to this proxy statement as Exhibit A (the "Common Stock Amendment").

On April 9, 2003, there were 20,835,947 shares of Common Stock issued and outstanding. In addition, approximately 25,000,000 shares of Common Stock have been reserved for issuance upon the conversion of Series A Preferred Stock and various other purposes, including, but not limited to, issuance under outstanding warrants and options, Orthovita's 1993 Stock Option Plan, 1997 Equity Compensation Plan, Employee Stock Purchase Plan, and upon conversion of outstanding shares of Series A Preferred Stock. The total of all shares of Common Stock outstanding and currently reserved for issuance exceeds 45,000,000 shares. Orthovita also has an obligation to pay quarterly dividends on outstanding shares of Series A Preferred Stock, which may, at Orthovita's election, be paid in the form of shares of Common Stock. Further, if the shareholders approve the proposal described above to amend the 1997 Equity Compensation Plan to increase the number of shares available for issuance pursuant to grants thereunder, Orthovita will reserve an additional 1,000,000 shares of Common Stock for such grants. No change is being proposed with respect to the number of authorized shares of preferred stock.

The purpose of increasing the number of authorized shares of Common Stock is to provide additional shares that could be used for proper corporate purposes, including and without limitation: raising additional capital; making acquisitions through the use of Orthovita's equity securities; issuing additional warrants or options; granting awards under equity compensation plans; and stock dividends and stock splits. If the proposed Common Stock Amendment is approved, the Board of Directors will have the authority to issue the additional authorized shares or any part thereof to such persons and for such consideration as it may determine without further action by the shareholders except as shareholder action may be required by law, contractual arrangements or Nasdaq rules.

Orthovita has no present plan, arrangement or understanding involving the issuance of its capital stock except for shares required or permitted to be issued under employee benefit plans or director compensation plans, upon exercise of outstanding stock options and warrants, upon conversion of outstanding shares of Series A Preferred Stock, or as payment of quarterly dividends on outstanding shares of Series A Preferred Stock. It is possible, however, that merger and acquisition opportunities involving the issuance of shares of capital stock may develop. Orthovita believes that an increase in the number of authorized shares of Common Stock will enhance its ability to respond promptly to any of these opportunities. Under Pennsylvania law, a plan of merger may not require shareholder approval, if certain conditions specified in the Pennsylvania Business Corporation Law of 1988, as amended, are satisfied. Orthovita is required by Nasdaq rules, however, to submit certain transactions to a vote of its shareholders, including, without limitation, mergers involving subsidiaries (which otherwise are not subject to required approval of Orthovita's shareholders), where the issuance of shares of Common Stock could result in an increase in the number of then outstanding shares by 20% or more.

Although the Board of Directors presently intends to employ the additional shares of Common Stock solely for the purposes set forth above, the issuance of these shares (or an issuance of authorized but unissued preferred stock) could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of Orthovita, thereby possibly discouraging or deterring an attempt to acquire control of Orthovita and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate Orthovita capital stock or to obtain control of Orthovita by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

The Board of Directors believes that it would be in the best interest of Orthovita and its shareholders to amend the Amended and Restated Articles of Incorporation by the Common Stock Amendment.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

                       COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows how an initial investment of $100 in Orthovita's Common Stock would have compared to an equal investment in the Nasdaq National Market Index and the Nasdaq Europe Stock Market Index. The graph compares the total cumulative return since June 25, 1998 (the date we began public trading of our Common Stock on the EASDAQ Exchange, now Nasdaq Europe). We began trading on the Nasdaq National Market on August 2, 2000.

-------------------------------------------------------------------------------------------------------------------------
                                    Orthovita:          Nasdaq Europe Stock        Orthovita:         Nasdaq National
     Measurement Period            Nasdaq Europe           Market Index              Nasdaq            Market Index
     ------------------            -------------           ------------              ------            ------------
-------------------------------------------------------------------------------------------------------------------------
June 25, 1998                           100                     100                     --                    --
-------------------------------------------------------------------------------------------------------------------------
June 30, 1998                           106                     102                     --                    --
-------------------------------------------------------------------------------------------------------------------------
September 30, 1998                       90                      77                     --                    --
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                        45                      82                     --                    --
-------------------------------------------------------------------------------------------------------------------------
March 31, 1999                           54                      98                     --                    --
-------------------------------------------------------------------------------------------------------------------------
June 30, 1999                            48                     112                     --                    --
-------------------------------------------------------------------------------------------------------------------------
September 30, 1999                       53                      90                     --                    --
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                        48                     153                     --                    --
-------------------------------------------------------------------------------------------------------------------------
March 31, 2000                           78                     208                     --                    --
-------------------------------------------------------------------------------------------------------------------------
June 30, 2000                            67                     141                     --                    --
-------------------------------------------------------------------------------------------------------------------------
August 2, 2000                           --                      --                    100                   100
-------------------------------------------------------------------------------------------------------------------------
September 30, 2000                       58                     126                    104                    99
-------------------------------------------------------------------------------------------------------------------------
December 31, 2000                        36                      66                     66                    67
-------------------------------------------------------------------------------------------------------------------------
March 31, 2001                           42                      54                    105                    50
-------------------------------------------------------------------------------------------------------------------------
June 30, 2001                            35                      39                     62                    59
-------------------------------------------------------------------------------------------------------------------------
September 30, 2001                       19                      20                     28                    41
-------------------------------------------------------------------------------------------------------------------------
December 31, 2001                        31                      22                     51                    53
-------------------------------------------------------------------------------------------------------------------------
March 31, 2002                           20                      19                     39                    50
-------------------------------------------------------------------------------------------------------------------------
June 30, 2002                            15                      12                     27                    39
-------------------------------------------------------------------------------------------------------------------------
September 30, 2002                       23                       8                     44                    32
-------------------------------------------------------------------------------------------------------------------------
December 31, 2002                        29                       8                     69                    36
-------------------------------------------------------------------------------------------------------------------------
April 8, 2003                            29                       8                     45                    37
-------------------------------------------------------------------------------------------------------------------------

                                     [GRAPH]

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, certain of our officers, and persons or entities who own more than ten percent of our Common Stock, to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of our Common Stock. These directors, officers and shareholders beneficially owning more than ten percent of our Common Stock are required by regulations to furnish us with copies of all forms they file under Section 16(a).

Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers and shareholders beneficially owning more than ten percent of our Common Stock, we believe that all Section 16(a) filing requirements were satisfied during 2002.

SHAREHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission governing the solicitation of proxies. To be considered for inclusion in the proxy statement and form of the proxy card relating to the 2004 Annual Meeting of Shareholders, we must receive such proposals no later than January 1, 2004. Proposals should be directed to the attention of the Secretary of Orthovita.

                          ANNUAL REPORT TO SHAREHOLDERS

A copy of the Annual Report for the year ended December 31, 2002 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

A copy of Orthovita's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission, excluding exhibits thereto, may be obtained, without charge, by contacting Joseph M. Paiva of Orthovita.

                                          By Order of the Board of Directors,



                                          JOSEPH M. PAIVA
                                          Corporate Secretary

                                    EXHIBIT A

                     PROPOSED AMENDMENT TO ARTICLE 5 OF THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                               OF ORTHOVITA, INC.

The aggregate number of shares which the Corporation shall have authority to issue is 100,000,000 common shares, $.01 par value per share (the "Common Shares"), and 20,000,000 preferred shares, $.01 par value per share.

[FRONT]
-------

                                 ORTHOVITA, INC.

              2003 Annual Meeting of Shareholders -- June 12, 2003
 This Proxy Is Solicited on Behalf of the Board of Directors of Orthovita, Inc.

The undersigned, having duly received notice of the meeting, the proxy statement, and annual report of Orthovita, Inc., and revoking all prior proxies, hereby appoints Joseph M. Paiva, proxy of the undersigned (with full power of substitution), for and in the name(s) of the undersigned, to vote all shares of stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Orthovita, Inc. to be held at Orthovita's offices, 45 Great Valley Parkway, Malvern, Pennsylvania, 19355 at 10:00 a.m. (Eastern daylight time), on Thursday, June 12, 2003 and any adjourned sessions thereof, subject to the directions indicated on this proxy. Each of the matters set forth herein is being proposed by Orthovita, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES AND "FOR" PROPOSALS 2 AND 3.

[X]  Please mark your votes as in this example.

1. TO ELECT A BOARD OF DIRECTORS (nominees Morris Cheston, Jr., David Fitzgerald, Antony Koblish, Robert M. Levande, Mary Paetzold and Jonathan Silverstein).

       [_] FOR          [_] WITHHELD             [_] FOR ALL EXCEPT

To withhold authority to vote for a particular nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) on the line provided:

________________________________________________________________________________

________________________________________________________________________________

2. TO APPROVE AN AMENDMENT TO THE 1997 EQUITY COMPENSATION PLAN.

       [_] FOR          [_] AGAINST              [_] ABSTAIN

[REVERSE]

3. TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

        [_] FOR          [_] AGAINST              [_] ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENTS THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED ON THIS PROXY CARD, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

Attendance of the undersigned at the meeting or at any adjournment session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Orthovita, Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

              PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.


                                              DATE:_____________________________
                                              __________________________________

                                              SIGNATURE:________________________
                                              __________________________________

                                              PRINTED
                                              NAME:_____________________________
                                              __________________________________

                                              SIGNATURE (if held
                                              jointly):_________________________

                          Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such, and if signed as a corporation or other entity, please sign with the entity name by duly authorized officer or officers. Joint owners should each sign personally.